November 1, 2016

Summary
Prospectus

Victory Munder Mid-Cap Core Growth Fund

Class A	MGOAX
Class C	MGOTX
Class R	MMSRX
Class R6	MGOSX
Class Y	MGOYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2016 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Munder Mid-Cap Core Growth Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 15 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class R	Class R6	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	0.00%	0.00%
Other Expenses	0.34%	0.25%	0.37%	0.12%	0.31%
Total Fund Operating Expenses	1.34%	2.00%	1.62%	0.87%	1.06%
Fee Waiver/Expense Reimbursement[3]	(0.02)%	0.00%	(0.05)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.32%	2.00%	1.57%	0.87%	1.06%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see Choosing a Share Class beginning on page of the Prospectus.

2  The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser ("Adviser"), has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A and R of the Fund (excluding acquired fund fees and expenses and certain items such as interest, taxes and brokerage commissions) do not exceed 1.32% and 1.57%, respectively, until at least October 31, 2017. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place (including any amounts waived or reimbursed prior to October 31, 2014 by Munder Capital Management, investment adviser to the Fund's predecessor, Munder Mid-Cap Core Growth Fund, a series of Munder Series Trust), subject to the lesser of: (a) any operating expense limits in effect at the time of the original waiver or expense reimbursement; or (b) at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through October 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$702	$973	$1,265	$2,093
Class C (If you sell your shares at the end of the period.)	$303	$627	$1,078	$2,327
Class R	$160	$506	$877	$1,918
Class R6	$89	$278	$482	$1,073
Class Y	$108	$337	$585	$1,294

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$203	$627	$1,078	$2,327

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund's net assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of mid-capitalization companies. Mid-capitalization companies means those companies with market capitalizations within the range of companies included in the S&P MidCap 400® Index ($870 million to $10.1 billion as of September 30, 2016) or within the range of companies included in the Russell Midcap® Index ($213.3 million to $4.3 billion as of September 30, 2016).

The Fund's investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

The Adviser chooses the Fund's investments by reviewing the earnings growth of all publicly traded mid-capitalization companies over the past three years and selecting from those companies primarily based on: above-average, consistent earnings growth; financial stability; relative valuation; strength of industry position and management team; and price changes compared to the Russell Midcap® Index.

Although the Fund will be invested primarily in domestic securities, up to 25% of the Fund's assets may be invested in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.
  Growth Investing Risk. Growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, and they may fall out of favor if the companies' earnings growth does not meet expectations.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Mid Capitalization Stock Risk. Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class R, Class R6 and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of a broad measure of market performance. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The performance figures for Class A, Class C, Class R, Class R6 and Class Y shares reflect the historical performance of, respectively, the Class A, Class C, Class R, Class R6 and Class Y shares of the MST Munder Mid-Cap Core Growth Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The Fund's performance has not been restated to reflect any differences in the expenses of the MST Munder Mid Cap Growth Fund. The MST Munder Mid-Cap Core Growth Fund commenced operations, and Class Y shares were first offered, on June 24, 1998. Class A shares were first offered on July 1, 2000, Class C shares were first offered on July 14, 2000, Class R shares were first offered on July 29, 2004 and Class R6 shares were first offered on July 1, 2012.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.)

YTD through 9/30/16: 4.63%
Highest/lowest quarterly results during this time period were:

Highest	16.48% (quarter ended September 30, 2009)
Lowest	-25.26% (quarter ended December 31, 2008)

Average Annual Total Returns (For the Periods ended December 31, 2015)	1 Year	5 Years (or Life of Class)	10 Years
CLASS Y
Before Taxes	-4.36%	10.15%	7.53%
After Taxes on Distributions	-6.49%	9.02%	6.94%
After Taxes on Distributions and Sale of Fund Shares	-0.66%	8.09%	6.14%
CLASS A
Before Taxes	-10.08%	8.58%	6.63%
CLASS C
Before Taxes	-6.09%	9.07%	6.47%
CLASS R
Before Taxes	-4.84%	9.60%	7.00%
CLASS R6
Before Taxes	-4.20%	14.10%[1]	N/A
INDEX
Russell Midcap® Index Index returns reflect no deduction for fees, expenses, or taxes.	-2.44%	11.44%	8.00%
Russell Midcap® Growth Index Index returns reflect no deduction for fees, expenses, or taxes.	-0.20%	11.54%	8.16%

1  Inception date of Class R6 shares is July 1, 2012.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Munder Capital Management ("Munder") investment team (referred to as an investment franchise).

Portfolio Managers

Tony Y. Dong is the Chief Investment Officer of Munder and has been the Lead Portfolio Manager of the Fund (including its predecessor fund) since 2001.

Robert E. Crosby is a Senior Portfolio Manager of Munder and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

Robert Glise is a Senior Portfolio Manager/Analyst of Munder and has been a Portfolio Manager of the Fund since September 2016.

Gavin Hayman is a Portfolio Manager of Munder and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2010.

Brian S. Matuszak is a Portfolio Manager of Munder and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2005. He has also assisted with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the Fund since 2002.

Sean D. Wright is an Portfolio Manager of Munder and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2014.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $50. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

VF-MCCG-SUMPRO (11/16)